SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 6, 2007


                                 Retrospettiva, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         California                      333-29295                   95-4298051
         ----------                      --------                    ----------
(State or other jurisdiction      (Commission File Number)         (IRS Employer
    of incorporation)                                               I.D. Number)


                          112 West 9th Street Suite 518
                              Los Angeles, CA 90015
                     --------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (213) 623-9216

                                       N/A
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 4.01  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective July 6, 2007, AJ Robbins, PC, Certified Public Accountants ("Robbins"), resigned as the independent accountant of Retrospettiva, Inc. (the "Company").

     Robbins' reports on the Company's consolidated financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles but did contain a going concern contingency for the year ended December 31, 2000.

     During the Company's two completed fiscal years ended December 31, 2000 and through the date of Robbins' resignation, there were no disagreements between the Company and Robbins on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which, if not resolved to Robbins' satisfaction, would have caused the firm to make reference to the subject matter in connection with its reports on the Company's consolidated financial statements for either such fiscal year or for any reporting period since the Company's last fiscal year-end. During the Company's two most recently completed fiscal years, and through the date of Robbins' resignation, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     Effective July 6, 2007, the Company engaged Schumacher & Associates, Inc. ("Schumacher") as the Company's new independent auditor. During the fiscal years ended December 31, 2005 and 2006, and through the date leading up to the engagement of Schumacher, the Company did not consult Schumacher with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     The Company provided Robbins with a copy of the foregoing disclosures and requested that the firm furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Robbins agrees with such disclosures. A copy of such letter is filed as Exhibit
99.1 to this Current Report.


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ITEM 9.01 EXHIBITS

(d) Exhibits

Exhibit Number          Description
--------------          -----------

    99.1                Letter of A. J. Robbins, PC to the Securities and
                        Exchange Commission



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Registrant

                                         By /s/ Boro Vukadinovic
                                            ------------------------------------
                                                Boro Vukadinovic
                                                Chief Executive Officer


Dated:   July 29, 2009


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